          FIRST AMENDMENT, dated as of October 6, 1997 (this "FIRST AMENDMENT"), to each of (a) the Revolving Credit and Letter of Credit Facility Agreement, dated as of September 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among METRIS COMPANIES, INC. (the "BORROWER"), the Lenders parties thereto, NATIONSBANK, N.A., as co-agent (in such capacity, the "CO-AGENT"), and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), (b) the Guaranty, dated as of September 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "PARENT GUARANTY"), made by FINGERHUT COMPANIES, INC. (the "GUARANTOR") in favor of the Administrative Agent and (c) the Security Agreement, dated as of September 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), made by the Borrower in favor of the Administrative Agent. Unless otherwise defined herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.

                             W I T N E S S E T H :

          WHEREAS, the Borrower and the Guarantor have requested that the Administrative Agent and the Lenders enter into this First Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

          1. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

               "SENIOR NOTE INDEBTEDNESS" shall mean the indebtedness of the Borrower issued pursuant to the Senior Note Indenture.

               "SENIOR NOTE INDENTURE" shall mean the $100,000,000 Indenture governing the Borrower's Senior Notes due 2004 among the Borrower, the guarantors parties thereto and the trustee named therein, as the same may be amended, supplemented, modified or restated from time to time as permitted thereby.

          2. Section 6.04 of the Credit Agreement is hereby amended by (i) re-lettering clause (b) thereof as clause (c) and (ii) inserting a new clause
(b) immediately before such re-lettered clause (c) which shall read in its entirety as follows:

          ", (b) Indebtedness of the Borrower and any Subsidiary Guarantor pursuant to the Senior Note Indenture in an aggregate principal amount not to exceed $100,000,000 at any one time outstanding, and"

          3. Paragraph (g) of Article VII of the Credit Agreement is hereby amended by adding a new clause (iv) to the end thereof which shall read in its entirety as follows:

          ", or (iv) in the case of the Borrower, fail to observe or perform any term, covenant, condition or agreement contained in the Senior Note Indenture or any other agreement or instrument evidencing or governing any of the Senior Note Indebtedness if the effect of any failure referred to in this clause (iv) is to cause, or to permit the holder or holders of such Senior Note Indebtedness (or any Person acting on their behalf) to cause, with the giving of notice if required, all or any portion of such Senior Note Indebtedness to become due prior to its stated maturity"

                                   ARTICLE II

                        AMENDMENT TO THE PARENT GUARANTY

          Section 5(h) of the Parent Guaranty is hereby amended by adding a new clause (w) immediately before clause (x) thereof which shall read in its entirety as follows:

     "(w) as specifically set forth in (1) the Senior Note Indenture or (2) any other document or instrument governing Indebtedness so long as such restrictions are no more onerous than those contained in the Senior Note Indenture,"

                                  ARTICLE III

                      AMENDMENT TO THE SECURITY AGREEMENT

          Section 1.1(b) of the Security Agreement is hereby amended by amending and restating the definition of "Excluded Assets" contained therein as follows:

          "EXCLUDED ASSETS": any property, including but not limited to Accounts, Chattel Paper, Documents, General Intangibles, Instruments, books and records pertaining to such property and all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the foregoing, sold, assigned, transferred, set-over and otherwise conveyed from time to time to a special purpose Receivables Transfer Subsidiary pursuant to a Receivables Transfer Program.

                                   ARTICLE IV

                                 MISCELLANEOUS

          1. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Guarantor (each, an "AMENDMENT PARTY") hereby represents and warrants on and as of the Effective Date (as defined below) that (a) this First Amendment has been duly authorized, executed and delivered by such Amendment Party and constitutes the legal, valid and binding obligation of such Amendment Party enforceable against such Amendment Party in accordance with its terms; (b) this First Amendment and the consummation of the transactions contemplated hereunder will not (i) violate (A) any provision of any law, statute, rule or regulation where such violation would be materially likely to result in a Material Adverse Effect, (B) the articles of incorporation or other constitutive documents or by-laws of such Amendment Party, (C) any order of any Governmental Authority where such violation would be materially likely to result in a Material Adverse Effect or (D) any provision of any material indenture, agreement or other instrument to which such Amendment Party is a party or by which it or any of its property is or may be bound or (ii) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument; and (c) no action, consent or approval of, registration or filing with or any other action by, any Governmental Authority is or will be required by such Amendment Party in connection with this First Amendment and the transactions contemplated hereby.

          2. NO OTHER MODIFICATIONS. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly modified hereby, all the provisions of the Parent Guaranty are and shall continue to be in full force and effect. Each reference in the Parent Guaranty to "this Guaranty", "this Agreement", "hereunder", "hereof" and words of like import referring to the Parent Guaranty and each reference in any other Loan Document to the Parent Guaranty shall mean the Parent Guaranty as amended hereby. Except as expressly modified hereby, all the provisions of the Security Agreement are and shall continue to be in full force and effect. Each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Security Agreement and each reference in any other Loan Document to the Security Agreement shall mean the Security Agreement as amended hereby.

          3. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4. COUNTERPARTS. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. EFFECTIVENESS. This First Amendment shall become effective as of the date (the "EFFECTIVE DATE") upon which the Administrative Agent shall have received executed counterparts of this First Amendment from each Amendment Party and the Required Lenders as specified by Section 9.08(b) of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    METRIS COMPANIES INC., as Borrower


                                    By /s/ Robert W. Oberrender
                                      -----------------------------------------
                                       Name:
                                       Title:


                                    By /s/ J. C. Benson
                                      -----------------------------------------
                                       Name:
                                       Title:


                                    FINGERHUT COMPANIES, INC., as Guarantor


                                    By /s/ James M. Welsh
                                      -----------------------------------------
                                       Name:
                                       Title:


                                    By /s/ Gerald T. Knight
                                      -----------------------------------------
                                       Name:
                                       Title:


                                    THE CHASE MANHATTAN BANK, individually and as Administrative Agent


                                    By /s/ Timothy J. Storms
                                      -----------------------------------------
                                       Name: Timothy J. Storms
                                       Title: Managing Director


                                    NATIONSBANK, N.A., individually and as
                                    Co-Agent


                                    By /s/ Valerie C. Mills
                                      -----------------------------------------
                                       Name: Valerie C. Mills
                                       Title: Sr. Vice President

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION


                                    By /s/ J. Casey Cosgrove
                                      -----------------------------------------
                                       Name: J. Casey Cosgrove
                                       Title: Assistant Vice President


                                    THE BANK OF NEW YORK


                                    By /s/ Michael Flannery
                                      -----------------------------------------
                                       Name: Michael Flannery
                                       Title: Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By /s/ A. S. Norsworthy
                                      -----------------------------------------
                                       Name: A. S. Norsworthy
                                       Title: Sr. Team Leader-Loan Operations


                                    BANK OF TOKYO-MITSUBISHI, LTD.,
                                    Chicago Branch


                                    By /s/ Jeffrey R. Arnold
                                      -----------------------------------------
                                       Name: Jeffrey R. Arnold
                                       Title: Vice President


                                    COMMERZBANK AKTIENGESELLSCHAFT
                                    Grand Cayman Branch


                                    By /s/ J. Timothy Shortly
                                      -----------------------------------------
                                       Name: J. Timothy Shortly
                                       Title: Senior Vice President


                                    By /s/ Mark Monson
                                      -----------------------------------------
                                       Name: Mark Monson
                                       Title: Vice President


                                    CAISSE NATIONALE DE CREDIT AGRICOLE


                                    By /s/ David Bouhl
                                      -----------------------------------------
                                       Name: David Bouhl, F.V.P.
                                       Title: Head of Corporate Banking Chicago

                                    CREDIT LYONNAIS CHICAGO BRANCH


                                    By /s/ Mary Ann Klemm
                                      -----------------------------------------
                                       Name: Mary Ann Klemm
                                       Title: Vice President and Group Head


                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By /s/ Seiichiro Ino
                                      -----------------------------------------
                                       Name: Seiichiro Ino
                                       Title: Vice President


                                    DEUTSCHE BANK AG-NEW YORK BRANCH and/or
                                    CAYMAN ISLANDS BRANCH


                                    By /s/ Susan M. O'Connor
                                      -----------------------------------------
                                       Name: Susan M. O'Connor
                                       Title: Director


                                    By /s/ Joel D. Makowsky
                                      -----------------------------------------
                                       Name: Joel D. Makowsky
                                       Title: Assistant Vice President


                                    DEUTSCHE GENOSSENSCHAFTSBANK-CAYMAN ISLAND
                                    BRANCH


                                    By /s/ Mark Connely
                                      -----------------------------------------
                                       Name: Mark Connely
                                       Title: Vice President


                                    By /s/ Pamela D. Ingram
                                      -----------------------------------------
                                       Name: Pamela D. Ingram
                                       Title: Assistant Vice President


                                    FIRST BANK NATIONAL ASSOCIATION


                                    By /s/ Elliot Jaffee
                                      -----------------------------------------
                                       Name: Elliot Jaffee
                                       Title: Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ John Runger
                                      -----------------------------------------
                                       Name: John Runger
                                       Title: Managing Director


                                    FIRST UNION NATIONAL BANK


                                    By /s/ Thomas M. Cambern
                                      -----------------------------------------
                                       Name: Thomas M. Cambern
                                       Title: VP


                                    THE FUJI BANK, LIMITED,
                                    CHICAGO BRANCH


                                    By
                                      -----------------------------------------
                                       Name:
                                       Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    CHICAGO BRANCH


                                    By /s/ Walter Wolff
                                      -----------------------------------------
                                       Name: Walter Wolff
                                       Title: Senior Vice President and
                                              Deputy General Manager


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, CHICAGO CBO


                                    By /s/ Masaharu Kuhara
                                      -----------------------------------------
                                       Name: Masaharu Kuhara
                                       Title: Regional Head


                                    THE MITSUI TRUST AND BANKING COMPANY,
                                    LIMITED, NEW YORK BRANCH


                                    By /s/ Margaret Holloway
                                      -----------------------------------------
                                       Name: Margaret Holloway
                                       Title: Senior Vice President & Manager

                                    NORDDEUTSCHE LANDESBANK GIROZENTRALE-
                                    NEW YORK and/or CAYMAN ISLAND BRANCH


                                    By /s/ Stephen K. Hunter
                                      -----------------------------------------
                                       Name: Stephen K. Hunter
                                       Title: SVP


                                    By
                                      -----------------------------------------
                                       Name: Jens A. Westrick
                                       Title: EVP


                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                    By /s/ Douglas A. Lindstrom
                                      -----------------------------------------
                                       Name: Douglas A. Lindstrom
                                       Title: AVP


                                    THE SAKURA BANK, LIMITED


                                    By /s/ Yukiharu Sakumoto
                                      -----------------------------------------
                                       Name: Yukiharu Sakumoto
                                       Title: Joint General Manager


                                    UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                                    By /s/ Paula Mueller
                                      -----------------------------------------
                                       Name: Paula Mueller
                                       Title: Vice President


                                    By /s/ Mary V. Turnbach
                                      -----------------------------------------
                                       Name: Mary V. Turnbach
                                       Title: Assistant Treasurer

                                    THE YASUDA TRUST AND BANKING CO., LIMITED


                                    By /s/ Rohn M. Laudenschlager
                                      -----------------------------------------
                                       Name: Rohn M. Laudenschlager
                                       Title: Senior Vice President